SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                November 27, 2001


                           Commission File No. 0-3024


                              NEW ULM TELECOM, INC.


         MINNESOTA                                           41-0440990


                             400 Second Street North
                            New Ulm, Minnesota 56073

                                  507-354-4111

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ITEM 5.      OTHER EVENTS

         On November 27, 2001, the Board of Directors of the Company declared a 3-for-1 stock split (the "Stock Split") in the form of a 200% stock dividend payable to shareholders of record on January 10, 2002. No fractional shares will be issued.

                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2001                  NEW ULM TELECOM, INC.


                                        By /s/ Bill Otis
                                           -----------------------------------
                                           Bill Otis, President